                               AMENDED AND
                      RESTATED EMPLOYMENT AGREEMENT


     THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "AGREEMENT"), dated as of January 1, 1995 by and among The Middleby Corporation, a Delaware corporation ("TMC"), Middleby Marshall Inc., a Delaware corporation (the "COMPANY"), (collectively the "EMPLOYER"), and William F. Whitman Jr. ("WHITMAN") amends and restates in its entirety the Employment Agreement dated as of March 10, 1978 among the parties hereto (or their respective predecessors), as modified and clarified as of such date, and as amended by the Amendment to Employment Agreement dated December 19, 1983, the Supplement to Employment
Agreement dated May 16, 1984, the Amendment to Employment Agreement of William F. Whitman, Jr. dated as of January 1, 1991, the Amendment to Employment Agreement of William F. Whitman, Jr. dated June 17, 1993, and the Amendment to Employment Agreement of William F. Whitman, Jr. dated December 23, 1994 (as so amended, modified, clarified and supplemented, the "ORIGINAL AGREEMENT").

                            R E C I T A L:

     The Employer desires to continue the employment of Whitman as Chairman of the Board of Directors of TMC and Chairman of the Board of Directors of the Company; Whitman desires to continue to serve the Employer in such capacities, all of the terms and conditions hereinafter provided.

     NOW, THEREFORE, the parties hereto hereby amend and restate the Original Agreement in its entirety as follows:

     1. EMPLOYMENT. The Employer agrees to employ Whitman and Whitman agrees to be employed by the Employer subject to the terms and provisions of the Agreement.

     2. TERM. The employment of Whitman by Employer as provided in Section 1 will be for a period commencing on January 1, 1995 and ending on December 31, 2000, unless sooner terminated as hereinafter provided.

     3. DUTIES.  Whitman shall serve as Chairman of  the
Board of Directors of TMC and shall have such powers and duties as may be from time to time prescribed by the Board of Directors of TMC, provided that the nature of Whitman's powers and duties so prescribed shall not be inconsistent with Whitman's position and duties hereunder. Whitman shall also serve as Chairman of the Board of Directors of the Company reporting only to the Board of Directors of the Company and shall have the powers and duties as may from time to time be prescribed by the Board of Directors of the Company. Whitman shall devote such portion of his time as shall be necessary to manage the business and affairs of Employer and shall use his best efforts to advance the best interests of Employer, provided, however, that Whitman shall be permitted to invest in real estate and engage in other outside business activities which are not related to or competitive with the business and affairs of Employer for which he may receive compensation, and provided further that such activities do not unreasonably interfere with the performance of his duties and obligations hereunder. If elected as such, Whitman shall serve as a member of the Executive Committee of the Board of Directors of TMC and the Company. The Employer shall indemnify Whitman to the fullest extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time for all
amounts   (including,  without  limitation,   judgments,   fines,
settlement payments, expenses and attorneys' fees) incurred or paid by Whitman in connection with any threatened, pending or completed action, suit, investigation or proceeding, whether civil, criminal, administrative or investigative, arising out of or relating to the performance by Whitman of services for, or the acting by Whitman as a director, officer or employee of TMC, the Company, any subsidiary of TMC or the Company or any other person or enterprise at TMC's or the Company's request. The Company and TMC shall each use their best efforts to obtain and maintaining
full   force  and  effect  during  the  term  of  this  Agreement
Directors' and Officers' Liability Insurance Policies providing full and adequate protection to Whitman, for all his capacities, provided that the Boards of Directors of TMC and the Company shall have no obligation to purchase such insurance if, in their opinion, coverage is available only on unreasonable terms.

     4. COMPENSATION DURING EMPLOYMENT; RELATED MATTERS.

    (a) BASE  SALARY.  Commencing January 1,  1995,  the
Employer shall pay to Whitman a base salary at a rate per annum not less than $350,000, payable in equal semimonthly installments during the period of Whitman's employment hereunder. The Boards of Directors of Employer at least annually will review Whitman's base salary and other compensation during the period of his employment hereunder with a view to the increase thereof based upon his performance, inflation, then prevailing industry salary scales and other relevant factors. Any increase in base salary or other compensation shall in no way limit or reduce any other obligation of TMC or the Company hereunder and, once established at an increased specified rate, Whitman's base salary hereunder shall not thereafter be reduced.

     (b) BONUSES.  Employer shall establish a bonus pool to
which shall be credited each year beginning January 1, 1995, an amount equal to 6% of the operating profits of Employer calculated prior to tax, interest, corporate office and other allocation charges. Whitman shall be entitled to a distribution of one-half of such bonus pool subject to the terms and conditions of the bonus pool program. In addition, Whitman shall be entitled to a one-half participation in any other bonus or similar program established by Employer. All such payments shall be separate from and in addition to the base salary paid under subsection 4(a).

     (c) EXPENSE REIMBURSEMENT.  Employer shall reimburse
Whitman for those reasonable, proper and necessary expenses incurred by him in connection with the business of Employer for which he submits itemized statements in reasonable detail.

     (d) PARTICIPATION IN BENEFIT PLANS. Whitman shall be entitled to participate in or receive benefits under any pension plan, profit sharing plan, stock option plan, stock purchase plan or arrangement, health-and-accident plan, or any other employee benefit plan or arrangements made available in the future by TMC or the Company, or any of their respective subsidiaries, to its executives and key management employees. Nothing paid to Whitman under any such plan or arrangement (or under any such plan or arrangement presently in effect, other than under the bonus pool program referred to in subsection 4(b) above) shall be deemed or treated as a payment to Whitman hereunder.

     (e) VACATION. Whitman shall be entitled to paid vacation days in each calendar year determined by the Employer from time to time, but not less than six weeks in any calendar year, prorated in any calendar year during Whitman is employed hereunder for less than an entire year in accordance with the number of days in such year during which he is so employed. Whitman shall also be entitled to all paid holidays given by Employer to their senior executive officers.

     (f) MINIMUM  SPECIFIED  BENEFITS.  Notwithstanding
Whitman's  participation in any benefit  plans  under  subsection
4(d), Whitman shall be entitled to the minimum specified benefits listed in Exhibit A hereto during the term of this Agreement and for a period of one year after termination hereof.

     5. REGISTRATION RIGHTS.

     (a) DEMAND  RIGHTS.  Upon the  written  request  of
Whitman at any time, but no more than once during the term of this Agreement, (which request shall specify the number of shares of TMC common stock owned by Whitman and which he intends to sell or dispose of (collectively "TMC SHARES") and terms and conditions of sale or disposal), TMC shall as promptly as is reasonably possible, prepare, file and use its best efforts to cause to become effective a registration statement under the Securities Act of 1933, as amended (the "ACT"), or any similar statute then in effect, with respect to the TMC Shares and TMC shall take whatever action may be necessary to permit such sale or other disposition of the TMC Shares.

     (b) INCIDENTAL RIGHTS. If TMC at any time proposes to file a registration statement covering proposed sales for cash of any of its equity securities under the Act or any similar federal statute then in effect, it will give written notice to Whitman and at the written request of Whitman within twenty days of receipt of such notice, which request cannot be made more than twice during the term of this Agreement (which written requests shall specify the number of TMC Shares intended to be sold or disposed of and terms and conditions of sale or disposal), TMC shall use its best efforts to cause such TMC Shares to be included in the registration statement and take whatever action is necessary to permit such sale or other disposition.

     (c) GENERAL.  TMC shall keep effective and  maintain
any registration specified in the two immediately preceding Subsections for a period not exceeding six months as Whitman may request and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary to comply with applicable law. TMC shall furnish Whitman with as many copies of any prospectus (and of any amended or supplemental prospectus) in connection with any such registration as he may reasonably request and TMC shall, when requested by Whitman, take any action necessary to permit the offering of TMC Shares under the securities laws of such states as he may designate.

     (d) EXPENSES. All expenses, disbursements and fees in connection with any action required to be taken under this
Section 5 shall be borne by TMC and shall not be borne by Whitman.

     (e) LEGAL OPINION. At the time when any registration statement under the Act pursuant to this Section 5 becomes effective and at the time of each post effective amendment, TMC will furnish to Whitman an opinion of counsel reasonably satisfactory to Whitman to the effect that to the best of the knowledge of such counsel, (i) no stop order suspending the effectiveness of the registration statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, (ii) the registration statement and the prospectus as of the effective date of the registration statement or amendment, as the case may be, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder (iii) such counsel have no reason to believe that the registration statement or the prospectus, as of the effective date of the registration amendment, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) the  TMC  Shares
offered thereunder have been duly authorized and upon issuance will be fully paid and nonassessable, and it is understood that counsel need not express any opinion or belief as to the financial statements or financial data contained in the registration statement or prospectus and need assume no responsibility for the accuracy, completeness or fairness of the statements contained in the registration statement and prospectus and need assume no responsibility for the accuracy, completeness or fairness of the statements contained in the registration statement and prospectus (or any amendment or supplement thereto) except for those made in the prospectus under the captions setting forth descriptions of the common stock of TMC and any underwriting agreement to which the TMC is a party insofar as they relate to the provisions of statements therein described.

     (f) INDEMNIFICATION.  TMC hereby agrees to indemnify
Whitman against all losses, claims, damages, liabilities and expenses and actions (under the Act, common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or prospectus (and as amended or supplemented if TMC furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein necessary to make the statements therein not is leading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or omission contained in information furnished in writing
to  TMC  by Whitman expressly for use therein.   If  the
offering pursuant to any such registration statement is made through underwriters, TMC agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters and each person who controls such underwriters within the meaning of the Act or any similar federal statute then in effect to the same extent as herein before provided and as appropriate with respect to the indemnification of Whitman. In connection with any registration statement in which Whitman is participating, Whitman will furnish to TMC in writing such information as shall reasonably be required by Whitman for use in any such registration statement or prospectus and Whitman will indemnify TMC, its directors and officers, each underwriter and each person, if any, who controls TMC or any underwriter within the meaning of the Act, against any losses, claims, damages, liabilities and expenses and actions in respect thereof (under the Act or common law or otherwise) resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus and necessary to take the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by Whitman expressly for use therein.

     6. TERMINATION.

     (a) Whitman's employment hereunder may be terminated
(unless a notice of dispute is given as below provided) upon not less than 60 days' written notice by the Boards of Directors of TMC and the Company to Whitman in the event that Whitman hereafter (i) shall willfully fail to comply with any of the material terms of this Agreement, (ii) shall willfully fail to perform his duties hereunder, or (iii) shall willfully engage, in his capacity as an executive officer of the Employer, in gross misconduct injurious to either TMC or the Company, and a vote to such effect shall have been adopted by not less than a majority of the directors then in office of TMC or the Company (whichever is applicable), after reasonable notice to Whitman and an opportunity for him to be heard before such Board. For purposes of this Subsection 6(a) no act, or failure to act, on Whitman's part shall be considered "WILLFUL" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the interest of TMC or the Company.

     (b) Whitman's employment hereunder may be terminated
(unless a notice of dispute is given as provided below) upon not less than 60 days' written notice by the Boards of Directors of the Employer to Whitman in the event that (i) the Boards shall have received a written statement from a reputable independent physician to the effect that Whitman shall have become so incapacitated as to be unable to resume within the ensuing 12 months his employment hereunder by reason of physical or mental illness, or (ii) Whitman shall not have substantially performed his duties hereunder for six consecutive months (exclusive of any vacation permitted under subsection 4(e) hereof) by reason of any such physical or mental illness; and in the event Whitman's employment hereunder is terminated pursuant to this Subsection 6(b), commencing with the effective date of such termination, the Employer shall pay and provide the benefits described in Section 7 below.

     (c) If, within thirty days after any notice of termination is given as provided above, Whitman informs the Employer in writing that a dispute exists concerning such termination, such termination shall not occur until the date on which such dispute is finally resolved, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected). During the pendency of any dispute pursuant to a notice given pursuant to this Subsection 6(c), the Employer will continue to pay and provide to or for Whitman all of the compensation and benefits provided for during the term of this Agreement, except that, until such dispute is finally resolved as provided above, Whitman's base salary shall be paid at the rate of 75% of his base salary in effect immediately prior to the date of the notice of termination. If there is a final determination to the effect that the Employer did not have a proper basis for such termination, the Employer shall promptly pay or provide to Whitman the total amount by which his base salary payments were reduced pursuant to the preceding sentence.

     (d) In the event the Employer breaches any of the provisions of this Agreement in any material respect and such breach shall continue after 30 days notice thereof from Whitman, such breach shall constitute a constructive termination of Whitman's employment by the Employer in a manner not permitted by this Agreement, and Whitman may (but shall not be required to) terminate his employment hereunder. Should Whitman elect to terminate his employment hereunder upon any such constructive termination by the Employer, Whitman shall be entitled to receive on the date of such termination an amount equal to two (2) times his annual base salary in effect at the date of such breach and in addition the Employer shall commence to pay and provide the benefits described in Section 7 below. Should Whitman elect not to terminate his employment hereunder upon any such constructive termination by the Employer, Whitman shall be entitled to continue in the employ of the Employer subject to all of the terms and provisions of this Agreement for a period of two years from the date of such breach or until the expiration of the term hereof, if later.

     (e) Notwithstanding anything to the contrary contained in this Agreement, the Board of Directors of the Employer may terminate Whitman's active employment under this Agreement, without cause, by giving at least 90 days written notice thereof to Whitman. In the event of such termination:

        (i) Whitman shall be entitled to receive (A) on the date of such termination an amount equal to two (2) times his annual base salary in effect at such date; and (B) bonuses as specified in Subsection 4(b) through the two (2) year period commencing on the date of such termination (Any bonus due with respect to a period of less than a full fiscal year shall be payable promptly following determination of the operating profits (before taxes, interest and charges) for such fiscal year in an amount equal to the bonus calculated as provided in Subsection 4(b) multiplied by a fraction, the numerator of which is the number of days from the commencement date of such fiscal year to the Termination Date, and the denominator of which is 365); and

        (ii) commencing on the date of such termination, Whitman shall be entitled to receive the benefits described in
Section 7 below.

     (f) In the event that the proportionate share of  the
total outstanding voting securities of TMC held by any person other than Whitman, or held by any group of two or more persons who agree to act together for the purpose of acquiring, holding, voting or disposing of the voting securities of TMC and Whitman is not a member of such group, shall increase after the date hereof by twenty-five (25) percentage points or more, then at any time during the two (2) year period immediately following such increase, Whitman shall have the right, upon written notice to Employer, to terminate his employment and, upon such termination, shall be entitled to receive from Employer (i) any and all accrued but unpaid base salary and other compensation through the date of termination, (ii) any and all benefits under Subsection 4(b) hereof accrued but unpaid to the date of termination, (iii) the benefits described in Section 7 hereof, (iv) for a period of one year beginning on the date of termination, all  health  and
medical benefits which Employer was providing to Whitman immediately prior to such termination, and (v) as severance pay, an amount equal to two years of base salary as in effect immediately prior to such termination, such amount to be payable in equal monthly installments during the two (2) year period beginning on the date of termination. Upon such termination, the provisions of Sections 9, 10 and 11 shall continue in full force and effect; provided, however, that Whitman shall be bound by the covenants set forth in Subsection 10(a) as if Employer had elected to pay the base compensation specified in such Subsection 10(a); provided further that Employer shall not be obligated to pay such base compensation or any other amount except as provided above in this Subsection 6(f). This Subsection 6(f) shall apply upon the occurrence of the events described herein without regard to Subsection 6(g) hereof.

     EXAMPLE: On January 1, 1995, Individual A, a person other than Whitman, owns 2.42% of the total outstanding voting securities of TMC. Thereafter Individual A commences a series of open market purchases, and on March 3, 1996 for the first time his holdings exceed 27.42% of the total outstanding voting securities of TMC. Whitman may terminate his employment with Employer at any time from March 3, 1996 through March 3, 1998, and upon such termination shall be entitled to those amounts set forth in this Section 6(f).

     (g) Whitman may elect to terminate his active employment under this Agreement by giving at least 90 days written notice to the Company. Whitman's compensation and other benefits hereunder shall cease as of the date specified in such notice, and Whitman shall be entitled to receive from Employer
(i) any and all accrued but unpaid base salary and other compensation through the date of termination, (ii) any and all benefits under Subsection 4(b) hereof accrued but unpaid to the date of termination, and (iii) the benefits described in Section 7 hereof, and the provisions of Sections 9, 10 and 11 shall continue in full force and effect. This Subsection 6(g) shall not apply to any termination to which Subsection 6(d) or 6(f) applies.

     7. RETIREMENT.

     (a) MONTHLY BENEFITS.

     In  addition to Whitman's participation in any pension
plan referred to in Subsection 4(d) hereof, the Employer will after termination of Whitman's employment with the Employer for any reason or for no reason, pay to Whitman or his designee retirement benefits (calculated as provided below) in equal monthly installments commencing on the first day of the month following the effective date of such termination of employment. Each monthly installment of retirement benefits shall be in an amount equal to one-twelfth (1/12) of seventy-five percent (75%) of Whitman's Total Compensation in effect during the last year of his employment with the Employer.

     In  addition, on each anniversary of the date  of  the
first payment of retirement benefits pursuant to this Subsection 7(a), the Employer shall increase the amount of such retirement benefits payable on and after such anniversary date by a percentage equal to the percentage increase in the Consumer Price Index For All Urban Consumers for the twelve (12) month period then ended. Any such retirement benefits will be reduced, commencing March 1, 2005, by the amount per month which Whitman is entitled to receive under the Salaried Retirement Plan of the Company which was terminated in 1982. Retirement benefits paid pursuant to this Subsection 7(a) shall be paid to Whitman for his life, provided, however, that in the event of his death prior to age seventy-five (75), such retirement benefits shall be paid (or shall continue, as the case may be) to such beneficiary or beneficiaries as Whitman shall designate (or in the event of default of such designation, to his estate) until the first day of the month in which Whitman would have attained age seventy-five (75).

     For purposes hereof, "Total Compensation" for any year
of employment with the Employer shall mean the sum of (i) Whitman's base salary from the Employer or any Affiliate in effect during such year (without regard to any reduction pursuant to Subsection 6(c) above), plus (ii) the annualized amount of director's fees payable to Whitman by the Employer or any Affiliate during such year for services rendered by him. For purposes hereof, "Affiliate" shall mean (x) Asbury Associates, Inc., and (y) any other direct or indirect majority- or wholly-owned subsidiary of the Employer.

     (b) HEALTH AND MEDICAL BENEFITS. In addition to the benefits referred to in Subsection 7(a) hereof, the Employer, after termination of Whitman's employment with the Employer  for
any  reason  or for no reason, shall maintain in full  force  and effect for the continued benefit of Whitman and his spouse all health and medical plans and programs which the Employer maintains for its senior executives and their families, provided that such participation is permitted under the general provisions of such plans and programs, and provided further that the benefits under such plans and programs shall be secondary to any governmentally provided benefits. In the event that Whitman's or his spouse's participation in any such plan or program is barred or otherwise not permitted, the Employer shall provide health and medical benefits to Whitman and his spouse substantially similar to those from which he or she was barred or in which he or she was otherwise not permitted to participate. The Employer shall provide such benefits to Whitman and his spouse for their respective lives. The Employer may self-insure such benefits or may purchase individual policies or plans to provide such benefits. If, while eligible for benefits under this Subsection 7(b), Whitman becomes employed by any person and becomes eligible for health and medical benefits under such employer's health plan, the Employer shall be relieved, during the period of such employment and to the extent of the benefits for which Whitman and his spouse are eligible under such employer's plan, of the obligation to provide the health and medical benefits described in this Subsection 7(b). Nothing in this Subsection 7(b) shall be construed to give Whitman the right to continued employment which is not expressly set forth in this Agreement.

     (c) In order to fund and secure the obligations of the Employer under this Section 7, the Employer agrees at Whitman's request to purchase within sixty (60) days after the end of each year of his employment an annuity (from such insurance company as Whitman may approve) in an amount necessary to fund Employer's obligations under this Section 7.

     8. DISPUTES. If Whitman or the Employer shall dispute any termination of Whitman's employment hereunder or if any dispute concerning any payment hereunder shall exist,

     (a) either party shall have the right (but not the obligation), in addition to all other rights and remedies provided by law, to compel arbitration of the dispute in the City of New York under the rules of the American Arbitration Association by giving written notice of arbitration to the other party within thirty days after notice of such dispute has been received by the party to whom given, and

     (b) if such dispute (whether or not submitted to arbitration pursuant to subsection (a) above) results in a determination that (i) the Employer did not have the right to terminate Whitman's employment under the provisions of this Agreement, (ii) Whitman did have the right to terminate his employment under the provisions of this Agreement, or (iii) the position taken by Whitman concerning payments to Whitman is correct, as the case may be, the Employer shall promptly pay, or if theretofore paid by Whitman, shall promptly reimburse Whitman for, all costs and expenses (including counsel fees) reasonably incurred by Whitman in connection with such dispute.

     9. PROTECTION OF CONFIDENTIAL INFORMATION

     (a) COVENANT. Whitman  acknowledges   that   his
employment by the Employer will, throughout the term of this Agreement, bring him into close contact with many confidential affairs of the Employer, including information about costs, profits, markets, sales, products, key personnel, pricing policies, operational methods, technical processes and other business affairs and methods and other information not readily available to the public and plans for future developments. Whitman further acknowledges that the business of Employer is or may hereafter be conducted throughout the world (the "Territory"), that its products are marketed throughout the Territory, that Employer competes in nearly all of its business activities with other organizations which are or could be located in nearly any part of the Territory and that the nature of the services and position of Whitman are such that he is capable of competing with Employer from nearly any location in the Territory. In recognition of the foregoing, Whitman covenants and agrees:

        (i) That he will keep secret all confidential matters of Employer and not disclose them to anyone outside of the Employer, either during or after the term of this Agreement except with the Employer's prior written consent; and

        (ii) That he will deliver promptly to Employer on termination of this Agreement, or at any time Employer may so request, all confidential memoranda, notes, records, reports and other confidential documents (and all copies thereof) relating to the Employer's business, which he may then possess or have under his control.

     (b) SPECIFIC REMEDIES. If Whitman commits a breach of any of the provisions of Subsection 9(a), Employer shall have (i) the right and remedy to have such provisions specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach will not provide an adequate remedy to Employer, and (ii) the right and remedy to require Whitman to account for and pay over to Employer all compensation, profits, monies, accruals, increments or other benefits (collectively "Benefits") derived or received by Whitman as the result of any transactions constituting a breach of any of the provisions of Subsection 9(a), and Whitman hereby agrees to account for and pay over such Benefits to Employer.

     10. RESTRICTION ON COMPETITION.

     (a) COVENANT. In recognition of the considerations described in Subsection 9(a), Whitman covenants and agrees that
(i) during the term of this Agreement and (ii) in the event the Employer elects to pay Whitman the base compensation specified in subsection 4(a) for a period of one year following termination of this Agreement and the Employer is not in default of its obligations under this Agreement, for a period of one year thereafter, he will not knowingly act or conduct himself to the material detriment of the Employer in a manner which he has reason to believe is inimical or contrary to the best interest of the Employer through competition in the Territory materially detrimental to the Employer. Notwithstanding the above, Whitman shall not be restricted in any way from investments in real estate. No breach of the condition of this Subsection 10(a) other than a knowing, deliberate and material breach shall be determined to have occurred unless and until Whitman shall have received written notice from the Employer's Boards of Directors to refrain from engaging in the conduct alleged to constitute such breach, specifying the conduct so alleged and unless Whitman shall thereafter and notwithstanding such notice have continued to engage in such conduct after a reasonable opportunity to refrain from so doing.

     (b) REMEDIES. In the event of the violation by Whitman of any of the covenants of Subsections 9(a) or 10(a), such violation shall be deemed to be "cause" for termination pursuant to the terms of Subsection 6(a) hereof, and, in addition, the Employer shall have the right and remedy to have the provisions of Subsection 10(a) specifically enforced, it being acknowledged and agreed that any such violation or threatened violation will cause irreparable injury to the Employer and that money damages will not provide an adequate remedy to the Employer.

     11. INDEPENDENCE, SEVERABILITY AND NON-EXCLUSIVITY.

     Each  of  the  rights  and  remedies  enumerated   in
Subsections 9(b) and 10(b) shall be independent of the other and shall be in addition to and not in lieu of any other rights and remedies available to the Employer under the law or in equity. If any of the covenants contained in Subsections 9(b) or 10(b), or any part of any of them, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants or rights or remedies which shall be given full effect without regard to the invalid options. The parties intend to and do hereby confer jurisdiction to enforce the covenants contained in Subsections 9(a) and 10(a) upon the courts of any state of the United States and any other governmental jurisdiction within the geographical scope of such covenants. If any of the covenants contained in Subsections 9(a) or 10(a) is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and in its reduced form said provision shall then be enforceable. No such holding of unenforceability in one jurisdiction shall bar or in any way affect the Employer's right to the relief provided above in the courts of any other state or jurisdiction within the geographical scope of such covenants as to breaches of such covenants in such other respective states or jurisdiction, such covenants being, for this purpose, severable into diverse and independent covenants.

     12. SUCCESSORS. TMC and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of TMC or the Company, by agreement in form and substance satisfactory to Whitman, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that TMC or the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "EMPLOYER" shall mean TMC and the Company as hereinbefore defined and any successors to their business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 12 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

     This Agreement and all rights of Whitman hereunder shall inure to the benefit of and be enforceable by Whitman's personal or legal representatives, executors, administrators, administrators, successors, heirs, distributees, devisees and legatees. If Whitman should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Whitman's estate.

     13. PROCEEDING UNDER THE BANKRUPTCY ACT. In the event either TMC or the Company is forced (or voluntarily places itself) into a proceeding under the Bankruptcy Act, Whitman shall be entitled to prove a claim for any unpaid portion of his base salary under Subsection 4(a) through the expiration of the term hereof and, if such claim is not discharged in full in such proceeding, such claim shall survive any discharge of TMC or the Company under any such proceeding.

     14. NOTICES. All notices, requests, demands and other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given
(a) if delivered, at the time delivered or (b) if mailed, at the time mailed at any general or branch United States Post Office enclosed in a registered or certified post-paid envelope addressed to the address of the respective parties as follows:

TO TMC:             1400 Toastmaster Drive
                    Elgin, Illinois  60120
                    Attention:  President

To the Company:     1400 Toastmaster Drive
                    Elgin, Illinois  60120
                    Attention:  President

To Whitman:         Capricorn Estate
                    231 Cleft Road
                    Mill Neck, New York 11765

or to such other address as the party to whom notice is to be given may have previously furnished to the other party in writing in the manner set forth above, provided that notices of changes of address shall only be effective upon receipt.

     15. MODIFICATIONS AND WAIVERS. No provision of this Agreement may be modified or discharged unless such modification or discharge is authorized by the Boards of TMC and the Company and is agreed to in writing and signed by Whitman. No waiver by either party hereto of any breach by the other party hereto of any condition or Provision of this Agreement to be Performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     16. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements between the parties hereto relating to the subject matter hereof, and constitutes the entire agreement of the parties hereto relating to the subject matter hereof. However, nothing in this Agreement is intended or shall be interpreted to reduce the rate or eliminate any portion of Whitman's compensation or benefits in effect under the Original Agreement immediately prior to the date hereof.

     17. LAW GOVERNING. Except as otherwise explicitly noted, the validity, interpretation, construction, performance and enforcement of this agreement shall be governed by the laws of the State of Illinois.

     18.  INVALIDITY.  The invalidity or unenforceability of
any  term  or terms of this agreement shall not invalidate,  make
unenforceable  or  otherwise  affect  any  other  term  of   this
Agreement which shall remain in full force and effect.

     19. HEADINGS. The headings contained herein are for reference only and shall not affect the meaning or interpretation of this Agreement.

     20. JOINT AND SEVERAL. The liability hereunder of TMC and the Company shall be joint and several.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year set forth above.

                                        THE MIDDLEBY CORPORATION



                                   By /s/ David P. Riley
                                      -----------------------------
                                               President


                                   MIDDLEBY MARSHALL INC.



                                   By /s/  David P. Riley
                                      -----------------------------
                                              President


                                      /s/ William F. Whitman, Jr.
                                      -----------------------------
                                          WILLIAM F. WHITMAN, JR.

                               EXHIBIT A



     1. The use of a current model automobile comparable in quality and features to that historically provided to Whitman, the costs of acquisition, maintenance, use and insurance of which shall be borne by the Employer.

     2. The initiation fees, dues and expenses of Whitman's membership in two country clubs and such luncheon clubs as he may determine are necessary or appropriate in connection with his employment hereunder.

     3. The costs of a term insurance policy on Whitman's life, payable to such beneficiary or beneficiaries as Whitman may designate, in an amount equal to two times Whitman's base salary.